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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 June 18, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                          MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-25056                  59-3262958
----------------------------    ----------------          -------------------
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
       of Incorporation)             Number)              Identification No.)

                             Two World Trade Center
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                     10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                   Financial Services Acquisition Corporation
                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 5

                               Page 1 of 8 Pages

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Item 5.  Other Events

                  On June 18, 1997, Financial Services Acquisition Corporation (the "Registrant") held its annual meeting of shareholders (the "Meeting"). At the Meeting, shareholders approved an amendment to the Registrant's Restated Certificate of Incorporation (the "Charter Amendment") changing the name of the Registrant to "Maxcor Financial Group Inc." The Charter Amendment was filed with the Secretary of State of Delaware, and became effective, on June 18, 1997. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

                  At the Meeting, shareholders also re-elected two directors - James W. Stevens and Frederick B. Whittemore - as Class I directors of the Registrant, to serve terms expiring at the Registrant's third succeeding annual meeting of stockholders.

                  In addition, shareholders at the Meeting ratified the appointment of Price Waterhouse LLP as the Registrant's independent auditors for the year ending December 31, 1997.

                  At the Meeting, 7,506,527 shares of the Registrant's common stock, par value $.001 per share ("Common Stock"), were represented by proxy or ballot, comprising approximately 83.9% of the 8,949,656 shares of Common Stock outstanding at the close of business on April 24, 1997, the record date for the Meeting. Specific voting results for each of the three proposals described above were as follows:

                  1.    Approval of the Charter Amendment:

                        For:             7,359,964
                        Against:            10,000
                        Abstain:           136,563

                  2.    Election of Directors (each nominee):

                        For:             7,387,527
                        Withheld:          119,000

                  3.    Ratification of Appointment of Independent Accountants:

                        For:             7,369,270
                        Against:             1,000
                        Abstain:           136,257

                  A press release of the Registrant, describing the results of the Meeting, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                               Page 2 of 8 Pages

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits.

3.1 Certificate of Amendment to the Registrant's Restated Certificate of Incorporation.

99.1       Press Release, dated June 18, 1997.


                               Page 3 of 8 Pages

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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAXCOR FINANCIAL GROUP INC.


                                     By:         /s/ Gilbert Scharf
                                        ---------------------------------------
                                        Name:  Gilbert Scharf
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer


Date: June 18, 1997

                               Page 4 of 8 Pages

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                                 EXHIBIT INDEX


Exhibit No.                       Description                         Page No.
-----------                       -----------                         --------

3.1          Certificate of Amendment to the Registrant's Restated        6
             Certificate of Incorporation
99.1         Press Release, dated June 18, 1997                           7


                               Page 5 of 8 Pages